SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement          |_|  Soliciting Material Under Rule
|_|  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials




                               SPO Medical, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

|_|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

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|_|  Fee paid previously with preliminary materials:

________________________________________________________________________________
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

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________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

                                SPO MEDICAL INC.
                 21860 Burbank Blvd., North Building, Suite 380
                            Woodland Hills, CA 91367

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

      NOTICE IS HEREBY GIVEN that the 2006 annual meeting (the "Annual Meeting") of stockholders of SPO Medical Inc. (the "Company") will be held at 9:30 am on June 12, 2006 at the offices of the Company located at 21860 Burbank Blvd., North Building, Suite 380 Woodland Hills, CA 91367, to:

      (i) elect three directors of the Company to hold office until their respective successors shall have been duly elected and qualified;

      (ii) ratify the appointment of Brightman Almagor & Co., a member of Deloitte Touche Tohmatsu, as the independent public accountants of the Company for the year ending December 31, 2006; and

      (iii) transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

The Board of Directors has fixed the close of business on May 9, 2006, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

If you do not expect to be personally present at the Annual Meeting but wish your stock to be voted for the business to be transacted thereat, the Board of Directors requests that you complete, sign and date the enclosed proxy and promptly return it by mail in the postage paid envelope provided.

                                By Order of the Board of Directors

                                Michael Braunold
                                President and Chief Executive Officer

May 9, 2006

PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

                                SPO MEDICAL INC.
                 21860 Burbank Blvd., North Building, Suite 380
                            Woodland Hills, CA 91367

                                 PROXY STATEMENT

                       2006 Annual Meeting of Stockholders

                                  June 12, 2006

      This Proxy Statement is being sent to stockholders of SPO Medical Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Company's Board of Directors (the "Board of Directors" or the "Board") for use at the 2006 annual meeting (the "Annual Meeting") of holders of the Company's common stock, par value $0.01 per share (the "Common Stock"), to be held at the offices of the Company located at 21860 Burbank Blvd., North Building, Suite 380 Woodland Hills, CA 91367 on June 12, 2006 at 9:30 am, and any adjournment(s) thereof. The purposes of the Annual Meeting are to:

      (i) elect three directors of the Company to hold office until their respective successors shall have been duly elected and qualified;

      (ii) ratify the appointment of Brightman Almagor & Co. ("Brightman Almagor"), a member of Deloitte Touche Tohmatsu, as the independent public accountants of the Company for the year ending December 31, 2006; and

      (iii) transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

      If proxy cards in the accompanying form are properly executed and returned, the shares of Common Stock represented thereby will be voted as instructed on the proxy. If no instructions are given, the individuals named as proxies will vote your shares (i) FOR the election as directors of the nominees of the Board of Directors named below;; (ii) FOR the ratification of the appointment of Brightman Almagor as the independent public accountants of the Company for the year ending December 31, 2006; and (iii) in the discretion of the proxies named in the proxy card on any other proposals to properly come before the Annual Meeting or any adjournment thereof.

      Any stockholder returning the accompanying proxy may revoke such proxy at any time prior to its exercise by filing with the Secretary of the Company a duly executed proxy bearing a later date or a written instrument revoking the proxy or by personally appearing at the Annual Meeting.

      This Proxy Statement is first being mailed to stockholders on or about May 12, 2006.

                                  VOTING RIGHTS

      All voting rights are vested exclusively in the holders of the Common Stock (the "Stockholders"). Only Stockholders of record at the close of business on May 9, 2006 (the "Record Date") will be entitled to receive notice of and to vote at the Annual Meeting. As of the Record Date, there were 17,029,407 shares of Common Stock outstanding. Each Stockholder is entitled to one vote for each share held of record at the close of business on the Record Date.

      Stockholders representing a majority of the Common Stock entitled to vote at the Annual Meeting, present in person or by proxy at the Annual Meeting, will constitute a quorum for the transaction of business at the Annual Meeting or any adjournment thereof. Abstentions and shares held of record by a broker which are not voted because the broker has not received voting instructions from the beneficial owner of the shares and either lacks or declines to exercise the authority to vote the shares in its discretion are counted as shares that are present at the annual meeting for purposes of determining a quorum. Assuming a quorum is present, the affirmative vote of a plurality of the shares present in person or by proxy is required for approval of Proposal No. 1 (Election of Directors); the affirmative vote of a majority of the shares present at the Annual Meeting in person or by proxy is required for approval of Proposal 2 (Ratification of Independent Public Accountants). With respect to shares of Common Stock held in a brokerage account:

      o With respect to Proposal No. 1 (Election of Directors), the broker is entitled to vote your shares on this matter if no instructions are received from you. Abstentions may not be specified as to the election of directors;

      o With respect to Proposal No. 2 (Ratification of Independent Public Accountants), your broker is entitled to vote your shares on these matters if no instructions are received from you. Abstentions are not considered votes cast and, therefore, will be counted neither for nor against Proposal No. 2.

                    STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN
                               BENEFICIAL HOLDERS

      The following table sets forth certain information, as of the Record Date, concerning the ownership of the Common Stock by (a) each person who, to the Company's knowledge, beneficially owned on that date more than 5% of the outstanding Common Stock, (b) each of the Company's directors and Named Executive Officers (as defined below under the heading "Executive Compensation") and (c) all current directors and executive officers of the Company as a group.

                                             Common Stock         Percentage of
Name of Beneficial Owner (1)            Beneficially Owned (2)   Common Stock

Michael Braunold, President,                   993,922 (3)           5.53%
   Chief Executive Officer and Director

Richard H. Ryan, Chief Operating Officer       100,000 (4)              *

Jeffrey Feuer, Chief Financial Officer         120,000 (5)              *

Israel Sarussi, Chief Technology Officer     4,165,776 (6)          22.93%

Pauline Dorfman, Director                       50,000 (7)              *

Sidney Braun, Director                          50,000 (7)              *

All officers and directors as a group        5,479,698              29.24%
(6 persons)

* Less than 1%

(1) Except as otherwise indicated, the address of each beneficial owner is c/o SPO Medical Inc., 21860 Burbank Blvd., North Building, Suite 380, Woodland Hills, CA 91367.

(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to the shares shown. Except where indicated by footnote and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of voting securities shown as beneficially owned by them.

(3) Includes 250,000 shares of Common Stock that are issuable upon exercise of vested options issued under the 2005 Incentive Plan.

(4) Represents shares issuable upon exercise of vested options issued in May 2005 under the 2005 Incentive Plan.

(5) Represents shares issuable upon exercise of options issued in December 2005 under the 2005 Incentive Plan of which options for 90,000 shares are exercisable as of the filing of this report and the remaining options for 30,000 shares are scheduled to vest in June 2006.

(6) Represents (i) 3,719,393 shares of Common Stock and (ii) 446,383 shares of Common Stock issuable upon exercise of currently exercisable warrants.

(7) Represents shares issuable upon exercise of currently exercisable options issued in April 2005 under the 2005 Directors Plan.

                               EXECUTIVE OFFICERS

      The following table sets forth the name, age and position of each executive officer of the Company:

 NAME                    AGE                        POSITION

 Michael Braunold        46              President, Chief Executive Officer and
                                         Director

 Richard H. Ryan         54              Chief Operating Officer

 Jeffrey Feuer           41              Chief Financial Officer

 Israel Sarussi          55              Chief Technology Officer

      The business experience, principal occupations and employment, as well as the periods of service, during at least the last five years of each of the Company's executive officers who is not also a director nominee are set forth below.

RICHARD H. RYAN has been Chief Operating Officer of the Company since May 2005. Prior to joining Philips Medical Systems in 2001, Mr. Ryan was contracted by Agilent Technologies, where he assisted in the successful divestiture of its Healthcare Solutions Group to Philips Medical Systems; he also oversaw the transfer of three production lines from Xing Dao, in Mainland China, to a local subsidiary in California. Following the acquisition by Philips, he was asked to join the corporate management team to help set up their new Global Materials Organization (the GMO) and was a founding member of its Executive Board. During his tenure at Philips Medical Systems, Mr. Ryan was instrumental in driving a cultural change in supplier management, creating new supply chain opportunities in Asia while reducing costs at most of the company's manufacturing sites worldwide.

JEFFREY FEUER has been Chief Financial Officer of the Company since July 14, 2005. Prior to joining the Company, Mr. Feuer served in similar capacities at Transpharma Medical Ltd., a biomedical device start-up company (January 2004 through May 2005), and Finjan Software Inc., a security software company (September 1999 through September 2003). From July 1996 to September 1999, he served as corporate controller of Aladdin Knowledge Systems, Ltd., an Israeli based NASDAQ company. Prior to this he was a senior auditor in public accounting both in Israel and the UK.

ISRAEL SARUSSI has been the Chief Technology Officer of SPO Ltd. since its inception in 1996 and Chief Technology Officer of the Company since April 21, 2005. Prior to joining SPO Ltd., Mr. Sarussi established a private company specializing in computer systems for agricultural applications. Israel has held various technical positions at several hi-tech Israeli companies including Elta Electronics, a company specializing in military communications, where he was assigned to advanced development projects for the Israeli Air Force. He holds a degree in Electronic Engineering from Ben Gurion University, Be'ersheba.

CODE OF ETHICS

The Company has adopted a Code of Ethics applicable to its senior executive officers and senior financial officers, including the principal executive officer, principal financial officer and principal accounting officer. A copy of this code has been filed as an exhibit to the Company's Annual Report on Form 10-KSB for the year ended December 31, 2005.

                             EXECUTIVE COMPENSATION

      The following table sets forth all compensation earned by the Company's Chief Executive Officer and the most highly compensated executive officers and key employees of the Company whose total annual salaries and bonuses exceeded $100,000 for the year ended December 31, 2005 (the "Named Executive Officers"):

                                    ANNUAL COMPENSATION            LONG TERM COMPENSATION
                           ----------------------------------   -----------------------------
                                                                  Securities
 Name and Principal                            Other Annual       Underlying       All Other
 Position(s)        Year    Salary    Bonus   Compensation (1)    Options (2)    Compensation
 ----------------   ----   --------   -----   -------------     -------------   -------------
 MICHAEL BRAUNOLD   2005   $141,921      --          40,114           250,000   $      62,500(4)
 President and      2004   $ 44,176      --          12,988                --              --
 Chief Executive    2003   $ 61,780      --          26,625                --              --
 Officer(3)

 ISRAEL SARUSSI     2005   $148,420      --          36,103                --              --
 Chief Technology   2004   $ 44,177      --          12,187           446,383              --
 Officer(5)         2003   $ 62,540      --          26,906                --              --


(1) Includes, for each Named Executive Officer, some or all of the following:
(i) Company contributions to insurance premiums and (ii) taxable automobile related benefits.

(2) Represents shares of Common Stock issuable upon the exercise of employee stock options issued under the Company's 2005 Incentive Plan and, in the case of Israel Sarussi, shares of Common Stock issuable upon exercise of options issued under an employee stock plan maintained by SPO Ltd.

(3) Mr. Braunold was appointed Chief Executive Officer of the Company on May 18, 2005. From March 1998 until his appointment as Chief Executive Officer, Mr. Braunold served as Chief Executive Officer of SPO Ltd.

(4) Represents the value of the options issued to Michael Braunold.

(5) Mr. Sarussi was appointed Chief Technology Officer of the Company on April 21, 2005. From March 1996 until April 2005, Mr. Sarussi served as Chief Technology Officer of SPO Ltd.

                              OPTION GRANTS IN 2005

         The following table contains information concerning the grant of stock options to the Named Executives Officers during the fiscal year ended December 31, 2005:

                    NUMBER OF SECURITIES   % OF TOTAL OPTIONS
                     UNDERLYING OPTIONS   GRANTED TO EMPLOYEES        EXERCISE   EXPIRATION
                          GRANTED           IN FISCAL YEAR             PRICE       DATE
                      ----------------   --------------------        ---------    -------
 Michael Braunold         250,000                 29%                  $  0.60    12/22/15

       AGGREGATE OPTIONS EXERCISED IN 2005 AND 2005 YEAR END OPTION VALUES

      The Named Executive Officers did not exercise any stock options during the year ended December 31, 2005. The following table sets forth information as of December 31, 2005 concerning options held by the Named Executive Officers.

                                                      NUMBER OF SECURITIES             VALUE OF UNEXERCISED
                                                     UNDERLYING UNEXERCISED                IN-THE-MONEY
                                                   OPTIONS AT FISCAL YEAR END       OPTIONS AT FISCAL YEAR END
                                                   --------------------------       --------------------------
                        SHARES        VALUE
                     ACQUIRED ON     REALIZED
                     EXERCISE (#)      ($)        EXERCISABLE    UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
                     ------------      ---        -----------    -------------     -----------     -------------
 Michael Braunold        --             --           250,000           --           $162,500           $ --

 Israel Sarussi          --             --           446,383           --           $553,515

(1) Based upon the difference between the exercise price of such options and the closing price of the Common Stock $1.25 on December 30, 2005, as quoted on the Pink Sheets LLC's Electronic Inter-dealer Quotation and Trading System.

                      EQUITY COMPENSATION PLAN INFORMATION

      The following table presents information as of December 31, 2005 with respect to compensation plans under which equity securities were authorized for issuance, including the 2005 Incentive Plan and the 2005 Directors Plan and agreements granting options or warrants outside of these plans.

                                       NUMBER OF SECURITIES
                                         TO BE ISSUED UPON      WEIGHTED-AVERAGE       NUMBER OF SECURITIES
                                            EXERCISE OF         EXERCISE PRICE OF     REMAINING AVAILABLE FOR
                                       OUTSTANDING OPTIONS,   OUTSTANDING OPTIONS,     FUTURE ISSUANCE UNDER
                                        WARRANTS OR RIGHTS     WARRANTS OR RIGHTS    EQUITY COMPENSATION PLANS
                                        ------------------     ------------------    -------------------------
 Equity compensation plans
    approved by security holders               1,020,000               $0.44                  1,130,000

 Equity compensation plans not
    approved by security holders                 853,308               $0.01                         --
                                               ---------               -----                  ---------

 Total                                         1,873,308               $0.24                  1,130,000
                                               =========               =====                  =========


NON-SHAREHOLDER APPROVED PLANS

The following is a description of options and warrants granted to employees, directors, advisory directors and consultants that were outstanding as of December 31, 2005.

As of December 31, 2005, we had outstanding options and warrants to purchase an aggregate of 853,308 shares of our Common Stock were granted outside of the Plans. These are comprised of the following: (i) vested options to purchase up to 446,383 shares of our Common Stock issued in April 2005 were granted to Israel Sarussi, an executive officer, at a per share exercise price of $0.01,
(ii) vested warrants to purchase up to 406,925 shares of our Common Stock issued between April and December 2005 to consultants at per share exercise price of $0.01 and (iii) an unspecified number of warrants issued to placement agents and which will be equal to $30,000 divided by 60% less than the lowest price of shares of Common Stock sold by the Company in a subsequent transaction.

                              EMPLOYMENT AGREEMENTS

 MICHAEL BRAUNOLD. On May 18, 2005, the Company entered into an employment agreement with Michael Braunold, pursuant to which he serves as Chief Executive Officer and President. On such date, Mr. Braunold and SPO Ltd., entered into an employment agreement pursuant to which Mr. Braunold serves as SPO Ltd.'s Chief Executive Officer. Each of the agreements with the Company and SPO Ltd. has an initial term of three years commencing on the date of the agreement and is automatically renewable for successive two year terms unless the Company or Mr. Braunold indicate in writing, upon 90 days prior to the scheduled termination of the initial term or any renewal term, that such party does not intend to renew the agreement. Mr. Braunold is paid a monthly salary of $13,250 under the agreement with SPO Ltd. Mr. Braunold is not entitled to a salary under the agreement with the Company but has been granted options under the 2005 Incentive Plan to purchase 250,000 shares of Common Stock at a per share exercise price of $0.60. The agreements may be terminated by Mr. Braunold for any reason on 60 days written notice or for Good Reason (as defined in the employment agreement) or by the Company for Just Cause (as defined in the employment agreement) or for any other reason. In the event of a termination by Mr. Braunold for Good Reason or by the Company for any reason other than Just Cause, the Company is to pay Mr. Braunold an amount equal to (i) if such termination occurs during the initial term of the agreement, the base salary then payable, if any, for the longer of (a) the period from the date of such termination to the end of the initial term as if the agreement had not been so terminated and (b) twelve months and (ii) if such termination occurs after the initial term, the base salary then payable, if any, for a period of twelve months as if the agreement had not been so terminated.

ISRAEL SARUSSI. In January 1998 SPO Ltd. entered into an employment agreement with Israel Sarussi and which was subsequently amended in 2002 and 2005. Pursuant to the agreement Mr. Sarussi serves as the SPO Ltd.'s Chief Technical Officer. The agreement with SPO Ltd. terminates on the earlier of: (i) Mr. Sarussi's death or disability, (ii) termination by SPO Ltd. without cause upon 12 months written notice; or (iii) termination of Mr. Sarussi with cause. Mr. Sarussi is paid a monthly salary of $13,250 under the agreement with SPO Ltd.

Each of these agreements includes certain customary intellectual property development rights, confidentiality and non-compete provisions that prohibit the executive from competing with us for one year, or soliciting our employees for one year, following the termination of his employment.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act, requires officers and directors of the Company and persons who own more than ten percent of the Common Stock, to file initial statements of beneficial ownership (Form 3), and statements of changes in beneficial ownership (Forms 4 or 5), of Common Stock with the SEC. Officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish the Company with copies of all such forms they file.

      Based solely on review of the copies of such forms received by the Company with respect to 2005, or written representations from certain reporting persons, the Company believes that all filing requirements applicable to its directors and officers and persons who own more than 10% of a registered class of the Company's equity securities have been complied with.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

                     INFORMATION AS TO NOMINEES FOR DIRECTOR

      The persons named below, all of whom are currently directors of the Company, have been nominated for election as directors of the Company by the Board of Directors. If elected, each nominee will hold office until the next annual meeting of the stockholders.

      The Board of Directors has nominated three directors to stand for re-election. The by-laws of Company provide that the number of directors constituting the full Board of Directors may be determined from time to time by resolution of the Board. The number of directors constituting the full Board is currently three. Proxies cannot be voted for a greater number of persons than the number of nominees named therein.

      It is the intention of the persons named in the accompanying proxy to vote FOR the election of each of the seven persons named in the table below as directors of the Company, unless authority to do so is withheld. If events not now known or anticipated make any of the nominees unwilling or unable to serve, the proxies will be voted (in the discretion of the holders of such proxies) for other nominees not named herein in lieu of those unwilling or unable to serve. The Board is not aware of any circumstances likely to cause any nominee to become unavailable for election.

      The following table sets forth the name, age and position of each director nominee:


      NAME                    AGE                  POSITION

      Michael Braunold        46        President, Chief Executive Officer and
                                        Director

      Pauline Dorfman         41        Director

      Sidney Braun            46        Director

      The business experience, principal occupations and employment, as well as the periods of service, of each director nominee during at least the last five years are set forth below.

MICHAEL BRAUNOLD has been Chief Executive Officer of SPO Ltd. since March 1998 and the President and Chief Executive Officer of the Company since May 18, 2005. Prior to March 1998, Mr. Braunold was Senior Director of Business Development at Scitex Corporation Ltd., a multinational corporation specializing in visual information communication. In such capacity, Mr. Braunold played a strategic role in managing a team of professionals assigned to M&A activities. During his 12-year tenure at Scitex, he held various positions within the worldwide organization, including a period in the United States as Vice President of an American subsidiary of Scitex specializing in medical imaging. From March 2000 through September 2000, Mr. Braunold was also the Chief Executive Officer and Chairman of Ambient Corporation, a Delaware company, that specializes in the implementation of a proposed comprehensive high-speed communication infrastructure that is designed to utilize existing electrical power distribution lines as a high-speed communication medium. Mr. Braunold served as a director of Amedia Networks, Inc. (formerly TTR Technologies, Inc.) from February 2000 through August 2002. Mr. Braunold obtained a Bachelor of Science degree with honors in Engineering and Management Sciences from Imperial College Business School, London.

PAULINE DORFMAN has served as a director of the Company since April 21, 2005. Since January 2001, Ms. Dorfman, a qualified chartered accountant, has been a consultant with Berenblut Consulting, an Ontario firm that assists commercial business, law firms and governments across North America and Europe in several areas covering economics, finance, accounting, valuation and strategy. Ms. Dorfman specializes in conducting analysis and financial investigations in connection with international development disputes and economic damage quantification for breach of contract and personal medical malpractice cases. Prior to this assignment, Ms. Dorfman worked for 10 years with the Toronto Dominion Bank in the finance and commercial lending areas analyzing the financial risk of various bank investments and strategies, assisting in the development of new bank products and meeting the external and internal financial reporting requirements of the bank.

SIDNEY BRAUN has served as a director of the Company since April 21, 2005. Since June 2004 Mr. Braun has served as the President and Chief Operating Officer for Med-Emerg International Inc. (MEII), a company incorporated in the Province of Ontario. MEII is a publicly listed healthcare services company specializing in the coordination and delivery of emergency and primary health care related services in Canada such as physician and nurse staffing and recruitment, clinical management services, a national drug infusion service and a comprehensive physician practice management program. Mr. Braun has extensive experience in commerce both in North America and Europe, including manufacturing, distribution and trading. Prior to his current position at MEII, Mr. Braun worked for 7 years as an independent consultant to several large state-owned corporations from the former Eastern European block on developing business strategies and adapting to new working conditions in western markets. In addition, Mr. Braun developed expertise in emerging financial markets in Europe and introduced several companies to the UK and German capital markets.

      All directors hold office until the next annual meeting of stockholders and the election and qualification of a successor.

COMPENSATION OF DIRECTORS

      We pay each outside director $15,000 per annum for service on our Board of Directors. In addition, we have granted stock options to directors to compensate them for their services. In April 2005 we issued to each of Pauline Dorfman and Sidney Braun options under our 2005 Non-Employee Directors Stock Option to purchase up to 50,000 shares of our Common Stock at a per share exercise price of $0.055. Half of the options were vested at issuance and the remaining half are scheduled to vest in April 2006.

            ADDITIONAL INFORMATION CONCERNING THE BOARD OF DIRECTORS

      The Board met three times during the year ended December 31, 2005. No director who served during the 2005 fiscal year attended fewer than 75% of the meetings of the Board and of committees of the Board of which he was a member.

      The Board does not have a formal policy with respect to attendance by Board members at annual stockholder meetings, although it encourages directors to attend such meetings.

BOARD COMMITTEES

      The Company has two standing committees: the audit committee (the "Audit Committee") and the compensation committee (the "Compensation Committee").

      The Company currently does not have a nominating committee. Instead, nominations for the election of directors have been handled by the full Board of Directors, which permits all directors to participate in the process. Due to the small size of the Company and its Board of Directors, the Company believes that this is appropriate.

      In identifying and evaluating candidates to be nominated as directors, the Board seeks individuals with stated relevant experience that can add to the ability of the Board to fulfill its fiduciary obligations and its stated business goals. Director candidates must also have high personal and professional ethics, integrity and values. Additionally, director nominees must have sufficient time to devote to the Company's affairs.

      As a small company, the Company has generally used an informal process to identify and evaluate director candidates. The Company has encouraged both independent directors and directors that are not independent to identify nominees for the Board of Directors. The Company has not paid any third party a fee to assist in the nomination process or to identify or evaluate candidates.

      The Company will consider candidates that are nominated by its stockholders. The name, together with the business experience and other relevant background information of a candidate, should be sent to the Chief Executive Officer who will then forward such information to the independent directors for their review and consideration. The process for determining whether to nominate a director candidate put forth by a stockholder is the same as that used for reviewing candidates submitted by directors. Other than candidates submitted by its directors and executive officers, the Company has never received a proposed candidate for nomination from any security holder that beneficially owned more than 5% of the Company's voting Common Stock.

      The Company has not, to date, implemented a policy or procedure by which its stockholders can communicate directly with its directors. Due to the small size of the Company and its resources, the Company believes that this is appropriate.

AUDIT COMMITTEE

      The Audit Committee is responsible for selecting the Company's independent auditors, reviewing the Company's accounting policies, financial procedures and internal controls, the engagement of independent auditors and the general scope of the annual audit and any other services that the auditors may be asked to perform, and review with the auditors their report on the Company's financial statements following the completion of each audit.

      The Audit Committee currently consists of Pauline Dorfman and Sidney Braun. The Company believes that each of Ms. Dorfman and Mr. Braun meet the independence criteria set out in Rule 4200(a)(14) of the Marketplace Rules of the National Association of Securities Dealers ("NASD") and the rules of the and other requirements of the SEC. The Board believes that Ms. Dorfman is an "audit committee financial expert" for purposes of the SEC's rules.

      During 2005, the Audit Committee did not meet but acted by unanimous written consent as necessary. In addition, certain functions of the Audit Committee were performed by the Board as a whole.

      The Board of Directors adopted a charter governing the duties and responsibilities of the Audit Committee in May 2006. A copy of the Audit Committee charter is attached hereto as Appendix A.

COMPENSATION COMMITTEE

      The Compensation Committee is responsible for reviewing the compensation arrangements in effect for the Company's executive officers and for administering the 2005 Incentive Plan. This committee currently consists of Pauline Dorfman and Sidney Braun. During 2005, the Compensation Committee did not meet but acted by unanimous written consent as necessary. In addition, certain functions of the Compensation Committee were performed by the Board as a whole.

      Neither member of the Compensation Committee was employed by the Company or any of its subsidiaries or had any other relationship requiring disclosure by the Company under any paragraph of Item 404 of Regulation S-B.

                          REPORT OF THE AUDIT COMMITTEE

      The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this report by reference therein.

      The Audit Committee acts under a written charter, which was adopted by the Board of Directors in May 2006. The charter, which includes standards set forth in SEC regulations and rules of the NASD, includes assisting the Company with:

      o     auditing and integrity of the Company's financial statements;

      o qualification and independence of the Company's independent accountants;

      o     performance of the Company's independent accountants;

      o compliance by the Company with legal and regulatory requirements as promulgated by the SEC; and

      o     accounting and financial reporting process.

      As part of its auditing and integrity of the Company's financial statements, the Audit Committee reviewed and discussed with both management and the Company's independent accountants all financial statements prior to their issuance. Management advised the audit committee in all cases that all financial statements were prepared in accordance with generally accepted accounting principals and reviewed any significant accounting issues with the audit committee. These reviews included discussion with the independent accountant of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees).

      The Audit Committee also discussed with the Company's independent accountants matters relating to its independence, including a review of audit fees and the disclosures made to the Audit Committee pursuant to Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

      Taking all of these reviews and discussions into account, the audit committee recommended to the Board of Directors that the Board approve the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, for filing with the Securities and Exchange Commission.

Dated: May 9, 2006

The Audit Committee

Pauline Dorfman
Sidney Braun

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF ALL OF THE NOMINEES TO THE BOARD OF DIRECTORS.


                                 PROPOSAL NO. 2

              RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTING FIRM

      The Audit Committee has selected Brightman Almagor & Co ("Brightman Almagor"), a member of Deloitte Touche Tohmatsu, as the Company's independent public accounting firm for the year ending December 31, 2006. The Board has directed that such appointment be submitted for ratification by the shareholders at the Annual Meeting.

      Marcum & Kliegman LLP ("MKLLP") audited the Company's financial statements for the year ended December 31, 2004. Effective November 18, 2005, the Audit Committee and the Board of Directors dismissed MKLLP as the Company's independent public accounting firm and engaged the services of Brightman Almagor as its independent public accounting firm for the year ended December 31, 2005. Brightman Almagor had been the independent public accounting firm of SPO Ltd. prior to the Company's acquisition of SPO Ltd. in April 2005.

      During the fiscal years ended December 31, 2003 and 2004 and the period from January 1, 2005 and through November 18, 2005, there were no disagreements with MKLLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MKLLP, would have caused MKLLP to make reference to the subject matter of the disagreements in their report on the financial statements for such years. The reports of MKLLP on the Company's financial statements for the fiscal years December 31, 2003 and 2004 did not contain an adverse opinion or disclaimer of opinion but were qualified as to going concern limitations.

      It is not anticipated that a member of Brightman Almagor will be present at the Annual Meeting.

      If the Stockholders do not ratify the selection of Brightman Almagor as the Company's independent public accounting firm for the year ending December 31, 2006, the Audit Committee will reconsider the appointment. However, even if the Stockholders do ratify the selection, the Audit Committee may still appoint a new independent public accounting firm at any time during the year if it believes that such a change would be in the best interests of Company and its stockholders.

FEES

      The following table presents fees for professional audit services rendered by Brightman Almagor for the audit of the Company's annual financial statements for the year ended December 31, 2005 and 2004.

                                      Fiscal Year Ended      Fiscal Year Ended
                                      December 31, 2005      December 31, 2004

            Audit Fees                      $36,500              $63,000

            Audit Related Fees              $    --                   --

            Tax Fees                        $18,500              $ 2,000

            All Other Fees                  $    --                   --

            Total                           $55,000              $65,000

AUDIT FEES were for professional services rendered for the audits of the Company's consolidated financial statements, quarterly review of the financial statements included in the Company's Quarterly Reports on Form 10-QSB, consents, and other assistance required to complete the year-end audit of the consolidated financial statements.

AUDIT-RELATED FEES were for assurance and related services reasonably related to the performance of the audit or review of financial statements and not reported under the caption Audit Fees.

TAX FEES were for professional services related to tax compliance, tax authority audit support and tax planning.

All OTHER FEES include any other fees charged by the Company's auditors that are not otherwise specified.

The Audit Committee reviews non-audit services rendered for each year and determines whether such services are compatible with maintaining the accountants' independence. The Audit Committee's policy is to pre-approve all audit services and all non-audit services that our independent public accountants are permitted to perform for us under applicable federal securities regulations. As permitted by the applicable regulations, the Audit Committee's policy utilizes a combination of specific pre-approval on a case-by-case basis of individual engagements of the independent public accountants and general pre-approval of certain categories of engagements up to predetermined dollar thresholds that are reviewed annually by the Audit Committee. Specific pre-approval is mandatory for, among other things, the annual financial statement audit engagement.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF BRIGHTMAN ALMAGOR AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDED DECEMBER 31, 2006.

                                  OTHER MATTERS

      At the Annual Meeting, management does not intend to present any matters other than matters referred to herein, and as of this date management does not know of any matter that will be presented by other persons named in the attached proxy to vote thereon in accordance with their best judgment on such matters.

                              STOCKHOLDER PROPOSALS

      Under the rules of the SEC, proposals of stockholders intended to be presented at the 2007 annual meeting of Stockholders must be made in accordance with the by-laws of the Company and received by the Company, at its principal executive offices, for inclusion in the Company's proxy statement for that meeting, no later than January 12, 2007. The Board of Directors will review any stockholder proposals that are filed as required and will determine whether such proposals meet applicable criteria for inclusion in its 2007 proxy statement.

                                  ANNUAL REPORT

      Enclosed is the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, including audited financial statements. Such annual Report on Form 10-KSB does not form any part of the material for the solicitation of proxies.

                             SOLICITATION OF PROXIES

      The Company will pay the cost of the solicitation of proxies. Solicitation of proxies may be made in person or by mail, telephone, or telecopy by directors, officers, and employees of the Company. The Company may also engage the services of others to solicit proxies in person or by telephone or telecopy. In addition, the Company may also request banking institutions, brokerage firms, custodians, nominees, and fiduciaries to forward solicitation material to the beneficial owners of Common Stock held of record by such persons, and the Company will reimburse such persons for the costs related to such services.

      It is important that your shares be represented at the Annual Meeting. If you are unable to be present in person, you are respectfully requested to sign the enclosed proxy and return it in the enclosed stamped and addressed envelope as promptly as possible.

                                By Order of the Board of Directors

                                Michael Braunold
                                President and Chief Executive Officer

May 9, 2006

                                SPO MEDICAL INC.

             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR THE 2006 ANNUAL MEETING OF STOCKHOLDERS

                                  June 12, 2006

The undersigned hereby constitutes and appoints each of MICHAEL BRAUNOLD and JEFFREY FEUER with full power of substitution, attorney and proxy to represent and to vote all the shares of common stock, par value $0.01 per share, of SPO MEDICAL INC. (the "Company") that the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, at the 2006 Annual Meeting of Stockholders of the Company to be held on June 12, 2006, and at any adjournment(s) thereof, on the matters set forth on the reverse side and such other matters as may properly come before the meeting.

1. ELECTION OF DIRECTORS. Nominees: MICHAEL BRAUNOLD, PAULINE DORFMAN AND SIDNEY BRAUN.

(Mark only one of the following boxes.)

|_| VOTE FOR all nominees listed above, except vote withheld as to the following nominees (if any): _________________

|_| VOTE WITHHELD from all nominees.


2. PROPOSAL TO RATIFY THE APPOINTMENT OF BRIGHTMAN ALMAGOR & CO. AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.

|_| FOR |_| AGAINST |_| ABSTAIN

In their discretion, upon any other business that may properly come before the meeting or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted
(i) FOR the election as directors of the nominees of the Board of Directors,
(ii) FOR the ratification the appointment of Brightman Almagor as the Company's independent public accounting firm for the year ending December 31, 2006; and
(iii) in the discretion of the Proxies named in the proxy card on any other proposals to properly come before the Annual Meeting or any adjournment thereof.

The undersigned acknowledges receipt of the accompanying Proxy Statement dated May 9, 2006.

Dated: __________________, 2006

                           SIGNATURE OF SHAREHOLDER(S)

                           (When signing as attorney,
                               trustee, executor,
                            administrator, guardian,
                         corporate officer, etc., please
                          give full title. If more than
                          one trustee, all should sign.
                          Joint owners must each sign.)

                         Please date and sign exactly as
                               name appears above.

                         I plan |_| I do not plan |_| to
                           attend the Annual Meeting.

                                                                      APPENDIX A

                                 AUDIT COMMITTEE
                                     OF THE
                               BOARD OF DIRECTORS
                                       OF
                                SPO MEDICAL INC.

                                     CHARTER


I.    PURPOSE

      The primary function of the Audit Committee is to assist the Board of Directors of SPO Medical Inc. (the "Company") in fulfilling its oversight responsibilities by reviewing the quarterly and annual financial reports; the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

      o Serve as an independent and objective party to monitor the Company's financial reporting process and financial internal control system.

      o Review and appraise the audit efforts of the Company's independent accountants..

      o Provide an avenue of communication between the independent accountants, management and the Board of Directors.

         The Audit Committee will fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II.   COMPOSITION

      The Audit Committee shall be comprised of a two or more directors as determined by the Board from time to time, a majority of which shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. In addition, "independent" means a director who meets the definition of "independence" under the rules and regulations of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. (as applicable) as determined by the Board of Directors. All members of the Committee shall have a basic working familiarity with finance and accounting practices and at least one member of the Committee shall have accounting or related financial management expertise.

      The members of the Committee shall be elected by the Board. Unless a Chair is elected by the Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.


III.  MEETINGS

      The Committee shall meet at least four times annually or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to view the Company financials consistent with Section IV.4 below.

IV.   RESPONSIBILITIES AND DUTIES

      To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review

1. Review and update this Charter periodically, at least annually as conditions dictate.

2. Review with financial management and the independent accountants the Company's Annual Reports on Form 10-K prior to their filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of these reviews.

3. Review the independent accountants letters to management addressing internal controls and management's response.

4. Review with financial management the Company's Quarterly Reports on Form 10-Q prior to their filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of these reviews.

Independent Accountants

1. The Audit Committee shall have the authority and responsibility with respect to the appointment, compensation, retention (and termination) and oversight of the work of the independent public accountants as auditors of the Company for the purpose of preparing audit reports or performing other audit, review or attest service and to perform the annual audit in accordance with the Sarbanes-Oxley Act. The Audit Committee shall be the body to which the independent auditor of the Company directly reports.

2. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

3. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the Company's financial statements.

Financial Reporting processes

1. In consultation with the independent accountants, review the integrity of the Company's financial reporting processes, both internal and external.

2. Consider the independent accountants' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

3. Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent accountants management. department.

Process Improvements

1. Establishing a regular system of reporting to the Audit Committee by management regarding any significant judgments made in preparation of the financial statements and the view of each as to appropriateness of such judgments.

2. Following completion of the annual audit, review separately with management, the independent accountants any significant difficulties encountered during the course of the audit including any restrictions on the scope of work or access to required information.

3. Review any significant disagreement among management and the independent accountants or the internal auditing department in connection with preparation of financial statements.

4. Review with independent accountants and management the extent to which changes or improvements in financial or accounting practices as approved by the Audit Committee have been implemented. This review should be conducted at an appropriate time subsequent to implementation of changes or improvements as decided by the Committee.

Ethical and Legal Compliance

1. Establish, review and update, periodically, a Code of Ethical Conduct to ensure that management has established a system to enforce this Code.

2. Review management's monitoring of the Company's compliance with the Company's Ethical Code and ensure that management has the proper review system in place to ensure that the Company's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

3. Review the activities, organizational structure and qualifications of the internal auditors.

4. Review with the Company's counsel legal compliance matters including corporate securities trading policies.

5. Review with the Company's counsel any legal matter that could have a significant impact on the Company's financial statements.

6. Perform any other activities consistent with this Charter the Company's bylaws and governing law as the Committee or the Board deems necessary or appropriate.